UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 8, 2017

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Monogram Residential Trust, Inc. (“Monogram” or the “Company”) approved new performance-based long-term incentive compensation (“LTI”) grants for its executive officers, as part of a broader transition to a new LTI program designed to more closely align the long-term interests of the Company’s executive officers with the long-term interests of its stockholders.  The Compensation Committee also approved a modified 2017 cash incentive compensation program tied to the achievement of strategic Monogram performance goals and individual objectives more consistent with prevailing market practices. The 2017 performance-based LTI  grants and 2017 cash incentive compensation program are administered under Monogram’s Second Amended and Restated Incentive Award Plan (the “Incentive Award Plan”).

2017 LTI Awards

The Compensation Committee continually re-evaluates the Company’s executive compensation programs, including LTI grants, in light of the Company’s executive compensation objectives as well as prevailing compensation practices in the multifamily public company REIT sector.  Based on these considerations as well as input provided by FPL Associates, L.P. (“FPL”), a nationally-recognized compensation consulting firm specializing in the real estate industry, the Compensation Committee intends to establish an annual LTI program with grants that incorporate a three-year forward-looking performance period (or, “forward-looking” grants). Under Monogram’s prior LTI program, equity grants were awarded to executive officers based on the attainment of certain Company and individual performance goals over prior fiscal years, with such equity grants subject to additional time-based vesting after the conclusion of the performance period (or, “backward-looking” grants).  As a result of the proposed change to a “forward-looking” multi-year structure, on March 8, 2017, the Compensation Committee approved the performance-based portion of the 2017 transition-year LTI program in order to ensure that executive officers maintain an appropriate level of overall LTI compensation opportunity during the “phasing in” period prior to the implementation of the 2018 LTI program.  The Compensation Committee expects to approve additional components of the 2017 LTI program, including the grant of awards subject to time-based vesting, at a later date.

The 2017 performance-based grants awarded to each of the Company’s executive officers consist of restricted stock units (“RSUs”) subject to the future achievement of Company performance targets over the relevant forward-looking performance period. Each RSU relates to one share of Monogram’s common stock.  The actual number of RSUs to be earned by the executive officer may range from 0% to 150% of target based on actual performance over the performance period. No portion of such performance RSUs will be allocated based on subjective factors.

The 2017 transition-year performance RSU awards consist of two separate tranches with different performance periods and vesting schedules, as follows:

•                  One-third of the performance RSUs will have a performance period of approximately two years ending as of February 28, 2019, and will vest upon conclusion of such performance period; and

•                  Two-thirds of the performance RSUs will have a performance period of approximately three years ending as of February 28, 2020, and will vest upon conclusion of such performance period.

The overall effect of the tranches described above is to ensure consistent award opportunity during the LTI program “phase in” period.  The performance criteria for each tranche noted above will be based 50% on Absolute Total Shareholder Return (“TSR”) and 50% on Relative TSR for the relevant performance period, as further described below. Commencing in 2018, the Compensation Committee expects to adopt a three-year performance period and standard award opportunities for all performance RSU awards.

LTI Performance Metrics

The number of shares of common stock subject to a performance RSU that are issued to an executive officer upon the end of the relevant performance period will depend on Monogram’s achievement of at least a “Threshold” level of two metrics: (1) TSR (stock price change plus dividends reinvested) as compared to a peer group of public companies focused in the apartment sector (the “TSR Apartment Performance Peers”) over the same time period, measured by the weighted average TSR achieved by the TSR Apartment Performance Peers for the performance period (“Relative TSR”) and (2) TSR for holders of Company common stock on an absolute basis (“Absolute TSR”).

The TSR Apartment Performance Peers, which largely reflect Monogram’s direct competitors in the apartment sector, were selected upon the recommendation of and in consultation with FPL. A listing of the Company’s TSR Apartment Performance Peers is contained below.

TSR Apartment Performance Peers
Apartment Investment and Management Company
AvalonBay Communities Inc.
Camden Property Trust
Equity Residential
Essex Property Trust, Inc.
Mid-America Apartment Communities, Inc.
UDR, Inc.

Relative TSR

If  (i) Absolute TSR for the performance period is a positive percentage and the weighted average TSR achieved by the TSR Apartment Performance Peers for the performance period is a positive percentage or (ii) Absolute TSR for the performance period is a negative percentage and the weighted average TSR achieved by the TSR Apartment Performance Peers for the performance period is a negative percentage, the following “Threshold,” “Target,” and “Maximum” benchmarks will determine the number of RSUs that will be earned, as a percentage of the target number of RSUs granted:

Performance Level	Relative TSR	Percentage of Target Earned

Threshold	50%	25%
Target	105%	100%
Maximum	125%	150%

Absolute TSR

The “Threshold,” “Target,” and “Maximum” benchmarks to be established for the Absolute TSR achieved by the Company over the relevant performance period and the resulting impact on the number of RSUs earned by each executive officer upon the conclusion of the applicable performance period are as follows:

Performance Level	Absolute TSR (compounded annually)	Percentage of Target Earned

Threshold	4%	50%
Target	7%	100%
Maximum	11%	150%

No RSUs with respect to either the Relative TSR or Absolute TSR metric will be earned if below “Threshold” performance is achieved for such metric. If performance falls between Threshold and Target or Target and Maximum for any performance period, then the number of RSUs earned with respect to a particular metric will be determined by linear interpolation (with an associated payout level in between Threshold and Target performance levels, or Target and Maximum performance levels, as applicable).  Shares will be issued with respect to earned RSUs no later than 90 days following the end of the performance period.

No dividend equivalents will be paid while the performance RSUs are subject to performance criteria. Dividend equivalents will accrue and become payable on the portion of the RSUs that have met the performance criteria upon the conclusion of the performance period.

The executive officer must be employed on the last day of the performance period to receive earned performance RSUs, subject to the following exceptions. If during the performance period, the executive officer’s employment is terminated by Monogram without “Cause,” or the executive officer resigns with “Good Reason,” retires, dies or becomes subject to a “Disability” while employed by the Company (as each such term is defined in the respective performance RSU award agreement), the performance RSUs will remain outstanding until the conclusion of the applicable performance period. At such time, the award will be calculated based on actual levels of performance through the performance period but will be prorated based on the period of employment during the performance period, and the prorated portion of the award will immediately become earned. If a change in control occurs while the executive officer is employed by Monogram during the performance period, the executive officer will receive an award calculated based on actual levels of performance through the date that is 30 days preceding the change in control, and such award will immediately become earned without proration.

2017 Cash Incentive Awards

The Compensation Committee has also approved updates to Monogram’s annual cash incentive program for its executive officers for 2017, upon the recommendation of and in consultation with FPL. The “Target Cash Bonus” payable pursuant to the 2017 annual cash incentive program is contingent on the achievement of certain Company performance goals and individual objectives by each executive officer. In addition, the 2017 annual cash incentive program has been modified to provide a specialized annual cash incentive arrangement for the Chief Executive Officer that is comprised of additional performance metrics to be met over the 2017 fiscal year.

The 2017 Target Cash Bonuses are comprised of two components. A portion of the Target Cash Bonus that may be earned for 2017 will be determined in a formulaic manner based on Monogram’s performance relative to specified performance criteria established by the Compensation Committee, as described below. The remaining portion of the Target Cash Bonus will be determined based on the Compensation Committee’s subjective evaluation of such executive officer’s performance relative to specified individual and/or collaborative criteria established by the Compensation Committee. With respect to the Chief Executive Officer, 75% of his Target Cash Bonus will be based on Company performance criteria and only 25% will be attributable to individual performance objectives.

2017 Company Performance Criteria

The following sets forth the 2017 performance criteria and the relative weighting of each of these criteria in determining any payout for the Company’s executive officers and Chief Executive Officer with respect to the portion of the 2017 Target Cash Bonus attributable to the achievement of Company performance goals.

Performance Criteria for Executive Officers (other than the Chief Executive Officer)

Performance Criteria	Weighting	Range	Resulting Cash Payout
Core FFO per Share relative to Guidance(1)	50%	Threshold	50%
		Target	100%
		Maximum	150%
Same-Store Absolute NOI Growth(2)	50%	Threshold	50%
		Target	100%
		Maximum	150%

(1)  Funds from operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. The Company uses FFO as currently defined by NAREIT to be net income (loss), computed in accordance with GAAP excluding gains (or losses) from sales of property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries that are driven by measurable decreases in the fair value of depreciable real estate assets, after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests, and as subject to adjustment by the Compensation Committee. “Core FFO” is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and certain non-recurring expenses. The Compensation Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of Core FFO and to make adjustments it deems appropriate.

(2)   Same-Store Net Operating Income (“NOI”) is a non-GAAP financial measure that the Company defines as rental revenue, less property operating expenses and real estate taxes for the Company’s multifamily apartment communities that are stabilized and comparable over periods, excluding items that are not associated with real estate industry defined property operations, such as general and administrative expenses, corporate property management expenses, property management fees, depreciation expense, impairment and interest expense. NOI also excludes revenues not associated with property operations, such as interest income and other non-property related revenues. The Compensation Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of Same Store NOI and to make adjustments it deems appropriate.

Performance Criteria for Chief Executive Officer

Performance Criteria	Weighting	Range	Resulting Cash Payout
Core FFO per Share relative to Guidance	40%	Threshold	50%
		Target	100%
		Maximum	150%
Same-Store Absolute NOI Growth	40%	Threshold	50%
		Target	100%
		Maximum	150%
G&A Reduction Goals(1)	20%	Threshold	50%
		Target	100%
		Maximum	150%

(1)    G&A Reduction Goals calculated as a percentage of gross assets and a percentage of gross revenues, in each case excusive of certain non-recurring items.

The actual Target Cash Bonus payment realized by an executive officer, including the Chief Executive Officer, for 2017 with respect to each applicable Company performance goal will depend on Monogram’s achievement of at least a “Threshold” level of performance established by the Compensation Committee with respect to that performance measurement. There will be no Target Cash Bonus payable for the respective performance goal in the event Monogram achieves less than the Threshold level for the applicable annual performance period. If the calculated percentage is between Threshold and Target or between Target and Maximum for an annual performance period, then the earned percentage will be determined by linear interpolation (with an associated cash payout percentage in between Threshold and Target performance levels, or Target and Maximum performance levels, as applicable).

2017 Individual Objectives

The remaining portion of the overall Target Cash Bonus will be based on the Compensation Committee’s subjective evaluation of the executive officer’s performance relative to achieving specified individual criteria established for 2017 for each executive officer, which the Compensation Committee has determined are also important elements of each executive officer’s contribution to the creation of overall shareholder value.

2017 Target Cash Bonus Payments

All 2017 Target Cash Bonus payments will be made in the year following the completion of the performance period to which the 2017 Target Cash Bonus payment relates. The actual payment to each executive officer will be made as soon as practicable after final certification of the underlying performance results and approval of such payment by the Compensation Committee; provided, however, that, in order to comply with certain rules concerning the regulation of deferred compensation under the Internal Revenue Code of 1986, as amended, in no event will any such payment be made later than March 15 of such year.

Should an executive officer terminate employment with Monogram prior to the conclusion of the applicable annual performance period, his or her 2017 Target Cash Bonus payment will be determined by the terms of the executive officer’s applicable severance agreement with the Company, which generally provides that, if defined conditions are met, in the event of the executive officer’s death, “Disability,” termination without “Cause,” or resignation for “Good Reason” (as each such term is defined in the severance policy), the executive officer would receive the pro rata portion of any annual cash incentive compensation which would have been earned by the executive officer during such year of termination had the executive officer remained employed the entire year.

Forward Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,”  and other similar terms and phrases, including references to assumptions and forecasts of future results.  Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made.  These risks include, but are not limited to those risks and uncertainties associated with our business described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2016. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material.  All information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Residential Trust, Inc.

March 14, 2017	By:	/s/ Mark T. Alfieri
Name: Mark T. Alfieri
Chief Executive Officer, President and Chief Operating Officer